                                                                          497(e)
                 ----------------------------------------------

                                   PROSPECTUS
                                  MAY 1, 2002
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS B SHARES)

                  --    Davis Venture Value Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Technology Portfolio
                  --    Global Equities Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     11

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     15

  Investment Terminology....................................     15

  Risk Terminology..........................................     18

MANAGEMENT..................................................     20

  Information about the Investment Adviser and Manager......     20

  Information about the Subadvisers.........................     20

  Portfolio Management......................................     21

  Custodian, Transfer and Dividend Paying Agent.............     23

FINANCIAL HIGHLIGHTS........................................     24

FOR MORE INFORMATION........................................     27

                        Q&A





       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.




       "NET ASSETS" will take into account borrowings for investment purposes.



      --------------------------------------------------------------------





                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------



      The following questions and answers are designed to give you an overview of SunAmerica Series Trust ("the Trust") and to provide you with information about five of the Trust's separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 13, and the glossary that follows on page 15.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity securities of
                                                        medium-sized companies that its
                                                        Subadviser believes have
                                                        above-average growth potential
  ----------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal
                            appreciation                circumstances, at least 80% of net
                                                        assets in equity securities that
                                                        demonstrate the potential for
                                                        capital appreciation, issued by
                                                        companies the Subadviser believes
                                                        are positioned to benefit from
                                                        involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ----------------------------------------------------------------------------------------------

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

                                    PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
                                    ---------------------------------------------------------------------------------------------
                                      Global Equities         long-term growth of         invests primarily in common stocks
                                      Portfolio               capital                     or securities with common stock
                                                                                          characteristics of U.S. and
                                                                                          foreign issuers that demonstrate
                                                                                          the potential for appreciation and
                                                                                          engages in transactions in foreign
                                                                                          currencies; under normal
                                                                                          circumstances, at least 80% of net
                                                                                          assets of the Portfolio will be
                                                                                          invested in equity securities
                                    ---------------------------------------------------------------------------------------------

                    Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

                    A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 13 describe various additional risks.

                        Risks of Investing in Equity Securities

                        The DAVIS VENTURE VALUE, ALLIANCE GROWTH, MFS MID-CAP GROWTH, TECHNOLOGY and GLOBAL EQUITIES PORTFOLIOS invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, MFS MID-CAP GROWTH and TECHNOLOGY PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The MFS MID-CAP GROWTH PORTFOLIO invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the MFS MID-CAP GROWTH PORTFOLIO to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing Internationally

    All of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios and are primary risks of the GLOBAL EQUITIES PORTFOLIO.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH and TECHNOLOGY PORTFOLIOS.

    Risks of Investing in "Non-Diversified" Portfolios

    The MFS MID-CAP GROWTH PORTFOLIO is organized as "non-diversified" Portfolio. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY PORTFOLIO.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*

                                  [BAR CHART]

1995                                                           37.45%
1996                                                           24.76%
1997                                                           34.32%
1998                                                           13.73%
1999                                                           16.11%
2000                                                            9.47%
2001                                                          -11.32%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.47%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE    PAST FIVE       SINCE
31, 2001)                                                                YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class A(2)                               -11.32%      11.48%         16.14%
------------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                                       -11.88%      10.70%         15.16%
------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that the Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*

                                  [BAR CHART]

1994                                                           -2.16%
1995                                                           43.79%
1996                                                           29.11%
1997                                                           31.43%
1998                                                           52.23%
1999                                                           33.07%
2000                                                          -19.47%
2001                                                          -14.00%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -4.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE   PAST FIVE       SINCE
2001)                                                                        YEAR       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class A                                          -14.00%     13.02%         15.98%
---------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                               -20.42%      8.27%         12.02%
---------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*

                                  [BAR CHART]

2000                                                            9.61%
2001                                                          -22.62%

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -7.85%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE       SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class A                                            -22.62%        12.99%
---------------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                                          2.49%         9.20%
---------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*

                                  [BAR CHART]

2001                                                          -47.63%

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -10.48%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE        SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2001)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Technology Portfolio Class A                                                     -47.63%        -50.27%
----------------------------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                                        -21.05%        -37.11%
----------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*

                                  [BAR CHART]

1994                                                           -0.30%
1995                                                           19.16%
1996                                                           14.18%
1997                                                           15.06%
1998                                                           22.86%
1999                                                           30.94%
2000                                                          -17.26%
2001                                                          -18.11%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31,   PAST ONE    PAST FIVE       SINCE
2001)                                                                        YEAR        YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class A                                          -18.11%      4.63%          8.10%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                        -16.82%      5.37%          9.50%
----------------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Class B shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively the "Life Companies"), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. ("SAAMCo"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. Because these service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

-----------------------------------------------------------------------------------------------------------------
                                                   PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                        DAVIS VENTURE VALUE      ALLIANCE GROWTH      MFS MID-CAP GROWTH         TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's            - large-cap stocks     - large-cap stocks     - common stocks        - large-cap stocks
  principal                                                            - mid-cap stocks       - mid-cap stocks
  investments?                                                         - convertible          - small-cap stocks
                                                                     securities             - Foreign securities
                                                                     - Fixed income
                                                                     securities:
                                                                       - preferred stocks
                                                                     - Foreign securities:
                                                                       - depositary
                                                                     receipts
-----------------------------------------------------------------------------------------------------------------
  In what other types  - Mid-cap stocks       - Foreign securities   - Foreign securities   N/A
  of investments may   - Foreign securities    (up to 25%)            (up to 20%)
  the Portfolio                                                      - Junk bonds
  significantly                                                       (up to 10%)
  invest?                                                            - Securities lending
                                                                      (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Warrants             - Warrants
  investments may the    investments            investments          - Rights               - Rights
  Portfolio use as     - Defensive            - Defensive            - Corporate debt       - Illiquid securities
  part of efficient    investments            investments              instruments           (up to 15%)
  portfolio            - U.S. government      - Borrowing for        - U.S. Government      - Options and futures
  management or to      securities            temporary or             securities
  enhance return?                               emergency purposes   - Zero-coupon,
                                               (up to 33 1/3%)       deferred interest and
                                              - Options and futures  PIK bonds
                                                                     - Short sales
                                                                     - When issued and
                                                                       delayed-delivery
                                                                       transactions
                                                                     - Options and futures
                                                                     - Currency
                                                                     transactions
                                                                     - Forward commitments
                                                                     - Registered
                                                                     investment companies
                                                                     - Short-term
                                                                       investments
-----------------------------------------------------------------------------------------------------------------

---------------------  -------------------------
                              PORTFOLIOS
---------------------  -------------------------
                          GLOBAL EQUITIES
---------------------  -------------------------
  What are the         -Equity securities:
  Portfolio's            - large-cap stocks
  principal              - mid-cap stocks
  investments?         - Foreign securities
----------------------------------------------------
  In what other types  N/A
  of investments may
  the Portfolio
  significantly
  invest?
---------------------------------------------------------
  What other types of  - Short-term
  investments may the  investments
  Portfolio use as     - Currency
  part of efficient    transactions
  portfolio            - Defensive
  management or to     investments
  enhance return?      - Borrowing for
                         temporary or
                         emergency purposes
                        (up to 33 1/3%)
                       - Options and futures
--------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                   PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                        DAVIS VENTURE VALUE      ALLIANCE GROWTH      MFS MID-CAP GROWTH         TECHNOLOGY
-----------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility    - Market volatility    - Market volatility    - Market volatility
  affect the           - Securities           - Securities           - Securities           - Securities
  Portfolio?           selection              selection              selection              selection
                                              - Active trading       - Medium sized         - Technology sector
                                              - Growth stocks        companies              - IPO investing
                                                                     - Foreign exposure     - Derivatives
                                                                     - Emerging markets     - Active trading
                                                                     - Growth stocks        - Growth stocks
                                                                     - Non-diversified      - Foreign exposure
                                                                     status                 - Small and medium
                                                                     - Active trading         sized companies
-----------------------------------------------------------------------------------------------------------------

---------------------  -------------------------
                              PORTFOLIOS
---------------------  -------------------------
                          GLOBAL EQUITIES
---------------------  -------------------------
  What risks normally  - Market volatility
  affect the           - Securities
  Portfolio?           selection
                       - Active trading
                       - Currency volatility
                       - Foreign exposure
                       - Growth stocks
----------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.35 billion to $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.35 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. ("Moody's"). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

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                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. ("SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                                      FEE
                         ---------                                      ---
Davis Venture Value Portfolio...............................            0.71%
Alliance Growth Portfolio...................................            0.60%
MFS Mid-Cap Growth Portfolio................................            0.75%
Technology Portfolio........................................            1.20%
Global Equities Portfolio...................................            0.72%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser that manages retirement assets for many of the largest U.S. public and private employee benefit plans (including 41 of the Fortune 100 companies), endowments, foundations, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2001, Alliance had approximately $455 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2001, Davis had approximately $41.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2001, MFS had approximately $137 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subsidiary of Morgan Stanley Dean Witter & Co. and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2001, MSIM together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                    Portfolio Manager           employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                              Portfolio Manager           employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                              Executive Vice President    company in 1984 as a
                                                             and Portfolio Manager        research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                   Senior Vice President and    as a research analyst
                                                             Portfolio Manager            in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                              Senior Vice President and   joined MFS in 1995 as
                                                             Portfolio Manager            a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    - Alexander L. Umansky       Mr. Umansky joined
                                                              Principal and Portfolio     MSIM as a compliance
                                                             Manager                      analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSIM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSIM
                                                              Vice President and          in 1998 as a Research
                                                             Portfolio Manager            Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSIM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSIM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                             Portfolio Manager, Director  the company in 1992 as
                                                             and Senior Vice President    Director of
                                                                                          International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). Financial Highlight information for Class B shares of each Portfolio began July 9, 2001, and is reflected below. All other financial information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown below. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                            Davis Venture Value Portfolio Class A

      11/30/98     $21.47      $ 0.20        $ 2.23         $ 2.43        $(0.12)        $(0.68)     $23.10      11.36%
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)

                                            Davis Venture Value Portfolio Class B

      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)

                                              Alliance Growth Portfolio Class A

      11/30/98      22.56        0.07          7.77           7.84         (0.06)         (2.30)      28.04      35.92
      1/31/99#      28.04          --          7.22           7.22            --             --       35.26      25.75
      1/31/00       35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09
      1/31/01       36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)
      1/31/02       28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)

                                              Alliance Growth Portfolio Class B

      7/9/01@
      1/31/02       22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)

                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                         Davis Venture Value Portfolio Class A
      11/30/98    $1,725,411      0.75%          0.89%          25%
      1/31/99#     1,840,354     0.77+           0.86+           5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76(1)        0.49(1)        30
                         Davis Venture Value Portfolio Class B
      7/9/01@-
      1/31/02         33,826      0.92+(1)       0.43+(1)       30
                           Alliance Growth Portfolio Class A
      11/30/98     1,396,140      0.58           0.27           90
      1/31/99#     1,864,924      0.63+         (0.01)+         11
      1/31/00      2,875,413      0.63          (0.11)          77
      1/31/01      2,810,098      0.64          (0.10)         101
      1/31/02      1,928,115      0.65(1)        0.17(1)        86
                           Alliance Growth Portfolio Class B
      7/9/01@
      1/31/02         20,918      0.81+(3)      (0.10)+(3)      86

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 MFS Mid-Cap Growth Portfolio Class A

      4/01/99-
      1/31/00     $10.00      $(0.01)       $ 5.84         $ 5.83            --         $(0.23)     $15.60      58.26%   $ 81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024

                                                 MFS Mid-Cap Growth Portfolio Class B

      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418

                                                     Technology Portfolio Class A

      7/3/00-
      1/31/01      10.00       (0.04)        (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02       7.16       (0.05)        (3.69)         (3.74)                                    3.42     (52.23)     40,156

                                                     Technology Portfolio Class B

      7/9/01@-
      1/31/02       4.04       (0.03)        (0.59)         (0.62)           --             --        3.42     (15.35)      2,312

                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                    MFS Mid-Cap Growth Portfolio Class A
      4/01/99-
      1/31/00       1.15%+(1)(5)      (0.13)%+(1)(4)   108%
      1/31/01       0.82(2)(5)      (0.20)(2)(4)     146
      1/31/02       0.82(3)(5)      (0.25)(3)(4)      96
                    MFS Mid-Cap Growth Portfolio Class B
      7/9/01@
      1/31/02       0.98+(3)        (0.61)+(3)        96
                        Technology Portfolio Class A
      7/3/00-
      1/31/01      1.49+            (0.93)+           98
      1/31/02       1.45(3)         (1.23)(3)        109
                        Technology Portfolio Class B
      7/9/01@-
      1/31/02       1.60+(3)        (1.46)+(3)       109

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (2)  Gross of custody credits of 0.01%
   (3)  Gross of custody credits of less than 0.01%.
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                        EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                        -----------------------------------------      ----------------------------------------
                                        11/98    1/99+    1/00    1/01     1/02        11/98    1/99+    1/00    1/01     1/02
                                        -----------------------------------------      ----------------------------------------
    MFS Mid-Cap Growth Class A........    --       --     1.19+   0.82    0.82(3)        --       --     (0.17)+ (0.20)   (0.25)(3)
    MFS Mid-Cap Growth Class B+.......    --       --      --      --     0.95(3)        --       --        --      --    (0.61)(3)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                   Global Equities Portfolio Class A
      11/30/98    $15.98      $ 0.07        $ 2.40         $ 2.47        $(0.19)        $(1.36)     $16.90      15.34%   $420,358
      1/31/99#     16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00      18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01      21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02      17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
                                                   Global Equities Portfolio Class B
      7/9/01@-
      1/31/02      13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562

                                       RATIO OF NET
                  RATIO OF              INVESTMENT
                 EXPENSES TO         INCOME (LOSS) TO
       PERIOD    AVERAGE NET           AVERAGE NET            PORTFOLIO
        ENDED      ASSETS                 ASSETS              TURNOVER
      ---------  ------------------------------------------------------
                           Global Equities Portfolio Class A
      11/30/98            0.88%             0.46%                 92%
      1/31/99#            0.86+            (0.04)+                12
      1/31/00             0.84              0.30                  94
      1/31/01             0.84             (0.15)                 93
      1/31/02             0.87(1)           0.14(1)               75
                           Global Equities Portfolio Class B
      7/9/01@-
      1/31/02             1.05+(1)         (0.33)+(1)             75

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238